Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of CareFusion Corporation (the “Company”) on Form 10-Q for the quarter ended December 31, 2010 (the “Report”), David L. Schlotterbeck, Outgoing Chief Executive Officer of the Company, and James F. Hinrichs, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 4, 2011	/s/ David L. Schlotterbeck
David L. Schlotterbeck
Outgoing Chief Executive Officer, performing the functions of the principal executive officer as of the date of this Quarterly Report on Form 10-Q

Date: February 4, 2011	/s/ James F. Hinrichs
James F. Hinrichs
Chief Financial Officer